MUNIYIELD
NEW JERSEY
INSURED
FUND, INC.








FUND LOGO








Annual Report

October 31, 1996




Officers and Directors
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
William M. Petty, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MJI



This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield New Jersey Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1996, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.884 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.85%, based on a month-end net asset value of $15.10 per share. Over the same period, the total investment return on the Fund's Common Stock was +6.09%, based on a change in per share net asset value from $15.12 to $15.10, and assuming reinvestment of $0.884 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +6.34%, based on a change in per share net asset value from $14.63 to $15.10, and assuming reinvestment of $0.439 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.35%.

The Environment
Investor perceptions regarding the direction of the US economy shifted over the course of the six-month period ended October 31, 1996. Throughout the summer months, concerns of an overheating economy and spiraling inflation dominated the financial markets as investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. However, as it became apparent that inflationary pressures were still under control--and when the Federal Reserve Board did not tighten monetary policy at its September 24 meeting--the investment outlook became more positive. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that corporate profits may have peaked for this economic cycle.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product (GDP) growth is slowing, labor-cost pressures are subsiding, consumer confidence is easing, and commodity prices are dropping. Investors are also anticipating that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, will prove positive for the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets.

The Municipal Market and Portfolio Strategy
During the past 12 months, the municipal bond market was extremely volatile. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields ranged from a low of 5.63% on January 4, 1996 to a high of 6.34% on June 13, 1996. At year-end October 31, 1996, the Index was roughly back to the levels at which it began the period, having retraced the losses associated with a surge in economic growth during the first six months of the calendar year. The change in direction of long-term interest rates occurred as a result of the slower economic pace exhibited during the third quarter of 1996. The change of pace led investors to alter the consensus view of future monetary policy from that of a tightening to no change. Since August, prices of long-term, fixed-income securities have risen modestly while short-term securities have reacted more dramatically.

During the 12 months ended October 31, 1996, we sought to provide a generous level of tax-exempt income for shareholders without sacrificing the strong credit quality characteristics of the portfolio. We ended the prior year constructive on the interest rate environment and extended the duration of the portfolio by purchasing securities which we believed could enhance the total return to the shareholder in a period of declining interest rates. However, strong job growth led an economic revival from February through July which forced a major change in investor psychology. We shifted the portfolio to a more defensive posture to protect the net asset value as yields on long-term municipal bonds surged approximately 0.75% between January and mid-June. Since peaking in June, interest rates have declined somewhat as the economy has shown early signs of cooling. We shifted to a more neutral posture once again. By remaining fully invested during the period, we were able to provide an attractive dividend while limiting interest rate risk.

For the 12-month period ended October 31, 1996, the Fund experienced a 5.92% increase in cumulative total return versus an average increase of 6.00% for all New Jersey tax-exempt closed-end leveraged bond funds as reported by Lipper Analytical Services, Inc. The Fund's Common Stock also produced a 5.85% yield for the 12-month period ended October 31, 1996 as compared to the industry average of 5.63% as reported by Lipper Analytical Services, Inc.

In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(William M. Petty)
William M. Petty
Vice President and Portfolio Manager


November 25, 1996



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



PROXY RESULTS

During the six-month period ended October 31, 1996, MuniYield New
Jersey Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 9, 1996. The description of each proposal and number of shares voted are as follows:
                                                                         Shares      Shares Voted
                                                                        Voted For  Without Authority
1.To elect the Fund's Board of Directors:  Edward H. Meyer              7,949,843       148,814
                                           Jack B. Sunderland           7,944,627       154,030
                                           J. Thomas Touchton           7,944,627       154,030
                                           Arthur Zeikel                7,946,543       152,114

                                                                Shares       Shares Voted    Shares Voted
                                                               Voted For       Against         Abstain
2.To ratify the selection of Deloitte &
  Touche LLP as the Fund's independent
  auditors for the current fiscal year.                       7,907,240        113,049         78,368

During the six-month period ended October 31, 1996, MuniYield NewJersey Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 6, 1996. The description of each proposal and number of shares voted are as follows:

                                                                         Shares      Shares Voted
                                                                        Voted For  Without Authority
1.To elect the Fund's Board of Directors:  Donald Cecil                   2,044           146
                                           M. Colyer Crum                 2,044           146
                                           Edward H. Meyer                2,044           146
                                           Jack B. Sunderland             2,044           146
                                           J. Thomas Touchton             2,044           146
                                           Arthur Zeikel                  2,044           146

                                                                Shares       Shares Voted    Shares Voted
                                                               Voted For       Against         Abstain
2.To ratify the selection of Deloitte &
  Touche LLP as the Fund's independent
  auditors for the current fiscal year.                         2,121             0              69



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES SM  Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

New Jersey--93.6%
                          Atlantic City, New Jersey, School Board of Education, GO, UT (d):
AAA      Aaa    $ 4,600     6.15% due 12/01/2013                                                                $  4,807
AAA      Aaa      2,000     6.15% due 12/01/2015                                                                   2,082

AAA      Aaa      6,000   Bergen County, New Jersey, Utilities Authority, Water PCR, Series A, 6.50%
                          due 12/15/2012 (b)                                                                       6,515

AAA      Aaa      4,875   Cape May County, New Jersey, Industrial Pollution Control Financing Authority
                          Revenue Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20%
                          due 11/01/2029 (c)                                                                       5,599

AAA      Aaa      3,010   Carteret, New Jersey, Board of Education, COP, GO, 6.75% due 10/15/2019 (c)              3,367

                          Essex County, New Jersey, Improvement Authority Revenue Bonds:
AAA      Aaa      2,800     (Irvington Township School District), 6.625% due 10/01/2002 (e)(f)                     3,139
AAA      Aaa      2,245     (Orange Township School District), UT, Series B, 6.95% due 7/01/2014 (c)               2,547
AAA      Aaa      1,120     (Parking Facility), 6.20% due 7/01/2022 (c)                                            1,172

                          Highland Park, New Jersey, School District, GO, UT (c):
AAA      Aaa      1,200     6.55% due 2/15/2023                                                                    1,320
AAA      Aaa      1,250     6.55% due 2/15/2024                                                                    1,375

AAA      Aaa      3,630   Hoboken, Union City, Weehawken, New Jersey, Sewer Authority, Revenue Refunding
                          Bonds, 6.20% due 8/01/2019 (c)                                                           3,814

AAA      Aaa     12,600   Hudson County, New Jersey, Refunding Bonds (Correctional Facilities), COP,
                          6.60% due 12/01/2021 (c)                                                                13,618

AAA      Aaa      4,750   Jersey City, New Jersey, Sewer Authority Revenue Refunding Bonds, 6.25% due
                          1/01/2014 (d)                                                                            5,159

NR*      NR*      5,750   Middlesex County, New Jersey, Pollution Control Authority, Revenue Refunding
                          Bonds (Amerada Hess), 6.875% due 12/01/2022                                              6,013

NR*      VMIG1++    200   Monmouth County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                          Government Loan Program), ACES, 3.25% due 8/01/2016 (a)                                    200

AAA      Aaa      2,305   New Jersey, EDA, Educational Testing Services Revenue Bonds, Series B,
                          6.125% due 5/15/2015 (c)                                                                 2,408

A+       A1       1,000   New Jersey, EDA, Lease Revenue Bonds (Riverview Office), Series A, 5.375% due
                          1/15/2016                                                                                  979

AAA      Aaa      4,500   New Jersey, EDA, Natural Gas Facilities, Revenue Refunding Bonds (NUI Corp.),
                          Series A, 6.35% due 10/01/2022 (d)                                                       4,821

                          New Jersey, EDA, Revenue Bonds (e):
AAA      Aaa      2,000     (Clara Maass Health Systems), 5% due 7/01/2025                                         1,835
AAA      Aaa      1,150     (State Contract Economic Recovery), Series A, 6% due 3/15/2021                         1,177

AAA      Aaa      2,835   New Jersey, EDA, Revenue Refunding Bonds (RWJ Health Care Corporation),
                          6.50% due 7/01/2024 (e)                                                                  3,075

AAA      Aaa      2,000   New Jersey, EDA, Water Facilities Revenue Bonds (American Water Company Inc.
                          Project), AMT, 6% due 5/01/2036 (b)                                                      2,033

                          New Jersey Health Care Facilities Financing Authority Revenue Bonds:
AAA      Aaa      1,495     (Bayshore Community Hospital), Series A, 6.50% due 7/01/2015 (c)                       1,576
AAA      Aaa      6,355     (Holy Name Hospital), Series B, 6.75% due 7/01/2020 (d)                                6,778
AAA      Aaa      5,445     (Mercer Medical Center), 6.50% due 7/01/2021 (c)                                       5,837
AAA      Aaa      1,800     Refunding (Berkeley Heights Convalescent Center), 5% due 7/01/2026 (d)                 1,630
AAA      Aaa      3,685     Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (b)                        3,969
AAA      Aaa      4,000     Refunding (JFK Health Systems), 6.70% due 7/01/2021 (b)                                4,320

                          New Jersey Sports and Exposition Authority, Luxury Tax Revenue Refunding Bonds
                          (Convention Center), Series A (c):
AAA      Aaa      2,000     6.60% due 7/01/2015                                                                    2,183
AAA      Aaa      7,380     6.25% due 7/01/2020                                                                    7,778


SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                   Issue                                               (Note 1a)

New Jersey (concluded)
                          New Jersey State Educational Facilities Authority Revenue Bonds (d):
AAA      Aaa    $ 2,000     (Montclair State University), Series E, 6.50% due 7/01/2021                         $  2,140
AAA      Aaa      1,750     Refunding (University of Medicine & Dentistry), Series B, 5.25% due 12/01/2021         1,675

AAA      Aaa      4,000   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                          AMT, Series M, 7% due 10/01/2026 (c)                                                     4,265

                          New Jersey State Housing and Mortgage Finance Agency, Housing Revenue
                          Refunding Bonds:
AAA      NR*      3,850     M/F (Presidential Plaza), 7% due 5/01/2030 (g)                                         4,130
AAA      Aaa      5,000     M/F, Series A, 6.05% due 11/01/2020 (d)                                                5,097
A+       NR*      2,000     Series A, 6.95% due 11/01/2013                                                         2,127

AAA      Aaa      5,350   New Jersey State Transportation Corporation, COP (Raymond Plaza East,
                          Incorporated), 6.50% due 10/01/2016 (e)                                                  5,813

                          New Jersey State Transportation Trust Fund Authority Revenue Bonds
                          (Transportation System), Series A:
AAA      Aaa     10,000     4.75% due 12/15/2016 (c)                                                               9,015
AAA      Aaa      2,000     Refunding, 6% due 6/15/2003 (d)                                                        2,149

AAA      Aaa      5,000   New Jersey Wastewater Treatment Trust, Loan Insured Revenue Bonds, Series B,
                          6.25% due 5/01/2012 (c)                                                                  5,300

AAA      Aaa      2,000   North Hudson, New Jersey, Sewer Authority Revenue Bonds, 5.125% due
                          8/01/2022 (b)                                                                            1,879

AAA      Aaa      3,490   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                          Series A, 6.40% due 12/15/2002 (b)(f)                                                    3,882

                          Port Authority of New York and New Jersey, Consolidated Revenue Bonds, AMT (b):
AAA      Aaa      3,500     96th Series, 6.60% due 10/01/2023                                                      3,805
AAA      Aaa      4,000     Refunding, 97th Series, UT, 6.65% due 1/15/2023                                        4,359

A1+      VMIG1++  1,400   Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                          (Versatile Structure Obligation), VRDN, AMT, Series 1, 3.55% due 8/01/2028 (a)           1,400

AAA      Aaa      1,180   South Brunswick Township, New Jersey, Board of Education, GO, UT, 6.40% due
                          8/01/2021 (b)                                                                            1,263

Puerto Rico--4.5%

A        Baa1     8,400   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                          Revenue Bonds, Series Y, 5.50% due 7/01/2026                                             8,033

Total Investments (Cost--$166,803)--98.1%                                                                        177,458

Other Assets Less Liabilities--1.9%                                                                                3,490
                                                                                                                --------
Net Assets--100.0%                                                                                              $180,948
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)FGIC Insured.
(c)MBIA Insured.
(d)AMBAC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)FHA Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$166,802,993) (Note 1a)                         $177,457,884
                    Cash                                                                                         199,872
                    Interest receivable                                                                        3,675,196
                    Deferred organization expenses (Note 1e)                                                       2,872
                    Prepaid expenses and other assets                                                              7,101
                                                                                                            ------------
                    Total assets                                                                             181,342,925
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    231,458
                      Investment adviser (Note 2)                                                76,330          307,788
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        86,985
                                                                                                            ------------
                    Total liabilities                                                                            394,773
                                                                                                            ------------

Net Assets:         Net assets                                                                              $180,948,152
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,240 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 56,000,000
                      Common Stock, par value $.10 per share (8,273,404 shares
                      issued and outstanding)                                              $    827,340
                    Paid-in capital in excess of par                                        115,430,211
                    Undistributed investment income--net                                        811,790
                    Accumulated realized capital losses on investments--net (Note 5)         (2,776,080)
                    Unrealized appreciation on investments--net                              10,654,891
                                                                                           ------------
                    Total--Equivalent to $15.10 net asset value per share of
                    Common Stock (market price--$14.75)                                                      124,948,152
                                                                                                            ------------
                    Total capital                                                                           $180,948,152
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 10,560,430
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    900,165
                    Commission fees (Note 4)                                                    142,005
                    Professional fees                                                            69,651
                    Accounting services (Note 2)                                                 47,303
                    Transfer agent fees                                                          41,360
                    Directors' fees and expenses                                                 22,850
                    Printing and shareholder reports                                             21,767
                    Listing fees                                                                 16,194
                    Custodian fees                                                               12,126
                    Pricing fees                                                                  7,893
                    Amortization of organization expenses (Note 1e)                               2,872
                    Other                                                                        12,855
                                                                                           ------------
                    Total expenses                                                                             1,297,041
                                                                                                            ------------
                    Investment income--net                                                                     9,263,389
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,107,727)
Unrealized          Change in unrealized appreciation on investments--net                                        898,090
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  9,053,752
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                     October 31,
Increase (Decrease) in Net Assets:                                                              1996             1995
Operations:         Investment income--net                                                 $  9,263,389     $  9,372,190
                    Realized loss on investments--net                                        (1,107,727)      (1,151,903)
                    Change in unrealized appreciation on investments--net                       898,090       13,636,732
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      9,053,752       21,857,019
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (7,293,937)      (7,185,309)
(Note 1f):            Preferred Stock                                                        (1,926,086)      (2,142,347)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (9,220,023)      (9,327,656)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock Shareholders in
Transactions        reinvestment of dividends                                                   475,113               --
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                475,113               --
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                                308,842       12,529,363
                    Beginning of year                                                       180,639,310      168,109,947
                                                                                           ------------     ------------
                    End of year*                                                           $180,948,152     $180,639,310
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    811,790     $    768,424
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 30,
from information provided in the financial statements.                            For the Year Ended           1992++ to
                                                                                     October 31,                Oct. 31,
Increase (Decrease) in Net Asset Value:                                 1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  15.12   $  13.60  $  16.30  $  14.14   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.12       1.13      1.13      1.11         --
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.03)      1.52     (2.67)     2.21         --
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.09       2.65     (1.54)     3.32         --
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.88)      (.87)     (.93)     (.86)        --
                      Realized gain on investments--net                     --         --      (.03)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.88)      (.87)     (.96)     (.86)        --
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.04)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.23)      (.26)     (.19)     (.17)        --
                        Realized gain on investments--net                   --         --      (.01)       --         --
                      Capital charge resulting from issuance
                      of Preferred Stock                                    --         --        --      (.13)        --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.23)      (.26)     (.20)     (.30)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.10   $  15.12  $  13.60  $  16.30   $  14.14
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  14.75   $ 14.125  $  11.25  $  16.50   $  15.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     10.93%     33.88%   (27.05%)   16.25%       .00%+++
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   6.09%     18.55%   (10.73%)   21.83%      (.28%)+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .72%       .72%      .75%      .57%         --
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Expenses                                              .72%       .72%      .75%      .72%         --
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.13%      5.36%     5.14%     5.19%         --
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $124,948   $124,639  $112,110  $133,555   $112,666
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                             $ 56,000   $ 56,000  $ 56,000  $ 56,000         --
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  37.08%     39.36%    21.47%     9.10%         --
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,231   $  3,226  $  3,002  $  3,385         --
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Investment income--net                            $    860   $    956  $    708  $    599         --
On Preferred Stock                                                    ========   ========  ========  ========   ========
Outstanding:++++++

                   *Total investment returns based on market value, which
                    can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on November 30, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $66,400,522 and $63,865,405, respectively.

Net realized and unrealized gains (losses)as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $       712    $10,654,891
Short-term investments                      6             --
Financial futures contracts        (1,108,445)            --
                                  -----------    -----------
Total                             $(1,107,727)   $10,654,891
                                  ===========    ===========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $10,654,891, of which $10,661,934 related to appreciated securities and $7,043 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $166,802,993.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding increased by 32,237 to 8,273,404. At October 31, 1996, total paid-in capital amounted to $116,257,551.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.05%.

As of October 31, 1996, there were 2,240 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $105,481 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $714,000, of which $284,000 expires in 2002 and $430,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074691 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
MuniYield New Jersey Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Insured Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period October 30, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Insured Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid by MuniYield New Jersey Insured Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records